UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 12, 2019

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CARV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 12, 2019, Carver Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered the election of directors, the ratification of the independent registered public accountants, an advisory vote to approve the compensation paid to the Company’s named executive officers, and an advisory vote with respect to the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers. The vote of the stockholders was as follows:

Proposal 1.	The election as directors of the nominees listed below each to serve for a three-year term.

Nominee	For	Withheld	Broker Non-Votes
Pazel G. Jackson, Jr.	2,317,442	37,668	173,811
Susan M. Tohbe	2,323,499	31,611	173,811

Proposal 2.	To ratify the appointment of BDO USA, LLP as independent auditors for Carver Bancorp, Inc. for the fiscal year ending March 31, 2020.

For	Against	Abstain
2,521,675	7,161	85

Proposal 3.	Advisory (non-binding) approval of the compensation of our Named Executive Officers as described in the proxy statement.

For	Against	Abstain	Broker Non-Votes
2,107,722	209,163	38,225	173,811

Proposal 4.	An advisory vote with respect to the frequency of future advisory votes on the compensation of our Named Executive Officers.

One Year	Two Years	Three Years	Abstain
2,045,892	22,977	211,809	74,432

Item 7.01	Regulation FD Disclosure

On September 12, 2019, the Company made a presentation at the Annual Meeting. A copy of the presentation as presented at the Annual Meeting is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Carver Bancorp, Inc. Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARVER BANCORP, INC.
DATE: September 13, 2019	By:	/s/ Michael T. Pugh
Michael T. Pugh
President and Chief Executive Officer